   As Filed with the Securities and Exchange Commission on February 27, 2001
                                        Registration Nos. 33-8479 / 811-4827

                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549


                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

POST-EFFECTIVE AMENDMENT NO. 29                                   [X]

                                        and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]


AMENDMENT NO. 30                                                  [X]

                        FLAG INVESTORS SERIES FUNDS, INC.
               (formerly, Flag Investors International Fund, Inc.)

               (Exact Name of Registrant as Specified in Charter)
                                One South Street
                               BALTIMORE, MD 21202

               (Address of Principal Executive Offices) (Zip Code) Registrant's Telephone Number, including Area Code: (800) 553-8080

Daniel O. Hirsch, Esq.                      Copy to: Richard W. Grant, Esq.
One South Street                                     Morgan, Lewis & Bockius LLP
Baltimore, MD 21202                                  1701 Market Street
(Name and address of agent for service)              Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

    immediately upon filing pursuant to paragraph (b)
---
 X  on March 1, 2001 pursuant to paragraph (b)
---
    60 days after filing pursuant to paragraph (a)
---
    75 days after filing pursuant to paragraph (a)
---
    on (date) pursuant to paragraph (a)(2) of Rule 485.
---


     The Statement of Additional Information has formatting and non-material changes that have not been marked because of their number.

[GRAPHIC]
                                     [LOGO]
                                FLAG INVESTORS
               INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-

INTERNATIONAL EQUITY FUND

(CLASS A, CLASS B AND CLASS C SHARES)

                                   PROSPECTUS

                                 MARCH 1, 2001

The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]
                                FLAG INVESTORS
               INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-


THIS MUTUAL FUND (THE `FUND') SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN STOCKS AND OTHER EQUITY SECURITIES OF COMPANIES IN DEVELOPED COUNTRIES OUTSIDE OF THE UNITED STATES.

The Fund invests substantially all of its assets in the International Equity Portfolio (the `Portfolio'), a separate mutual fund managed by Bankers Trust Company (`Bankers Trust' or the `Advisor').


The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares (`Class A Shares'), Flag Investors Class B Shares (`Class B Shares') and Flag Investors Class C Shares (`Class C Shares') of the Fund. These separate classes give you a choice of sales charges and fund expenses. (See the section entitled `Sales Charges'.)

TABLE OF CONTENTS


INVESTMENT SUMMARY ..........................................1

FEES AND EXPENSES OF THE FUND ...............................2

INVESTMENT PROGRAM ..........................................3

PRIOR PERFORMANCE OF A SIMILAR FUND .........................5

THE FUND'S NET ASSET VALUE ..................................5

HOW TO BUY SHARES ...........................................5

HOW TO REDEEM SHARES ........................................6

TELEPHONE TRANSACTIONS ......................................7

SALES CHARGES ...............................................7

HOW TO CHOOSE THE CLASS
   THAT IS RIGHT FOR YOU ....................................9

DIVIDENDS AND TAXES ........................................10

ORGANIZATIONAL STRUCTURE ...................................10

INVESTMENT ADVISOR .........................................10

ADMINISTRATOR ..............................................11

FINANCIAL HIGHLIGHTS .......................................11

FLAG INVESTORS FUNDS
P.O. BOX 515
BALTIMORE, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

     The Fund seeks to achieve long-term capital appreciation. The Fund invests substantially all of its assets in the Portfolio, a separate mutual fund with the same investment objective. The Fund, through the Portfolio, seeks to achieve its objective by investing primarily in stocks and other equity securities of companies in developed countries located outside of the United States and may invest a portion of its assets in companies based in emerging markets.

RISK PROFILE

     The Fund may be suited for you if you are willing to accept the risks of foreign investing in the hope of achieving long-term capital appreciation.


     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Portfolio holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies held by the Portfolio.


     STYLE RISK. As with any investment strategy, the strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Portfolio's Advisor overestimates the return potential of one or more foreign stocks, the Fund may underperform the international equities market.


     FOREIGN INVESTING RISK. Investing in foreign companies may entail different risks than investing in US companies. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies. Foreign securities may trade infrequently and could be subject to greater price fluctuations than other securities.


     FOREIGN CURRENCY RISKS. Since the Portfolio's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the US dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.


     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 CLASS A SHARES*
                         FOR YEARS ENDED DECEMBER 31,**

[CHART]

           1990       -19.97%
           1991         4.17%
           1992       -10.31%
           1993        50.34%
           1994        -7.40%
           1995         5.30%
           1996        15.09%
           1997         8.63%
           1998        13.93%
           1999        21.73%
           2000       -28.76%

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

** The management of the Fund changed effective February 29, 2000. The returns for years ended 1990 through 1999 and for the period from January 1, 2000 through February 28, 2000 reflect the performance of the prior Fund management.


     During the eleven-year period shown in the bar chart, the highest return for a quarter was 18.65% (quarter ended 12/31/93) and the lowest return for a quarter was -20.79% (quarter ended 9/30/90).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2000)(1)

                                                                                   MORGAN STANLEY CAPITAL
                                                                                    INTERNATIONAL EUROPE,
                                                                  AUSTRALASIA, FAR EAST (EAFE-REGISTERED TRADEMARK-) INDEX
                                                                ------------------------------------------------------------
                                                                  CLASS A SHARES(2)     EAFE-REGISTERED TRADEMARK- INDEX(3)
                                                                ---------------------  -------------------------------------
Past One Year ........................................            -32.68%                           -14.17%
Past Five Years ......................................              3.14%                             7.13%
Past Ten Years .......................................              4.80%                             8.24%
Since Inception ......................................              5.34%(11/18/86)                   8.48%(4)

-----------------
(1) The management of the Fund changed effective February 29, 2000. These returns reflect the performance of the current, as well as the prior Fund management.

(2) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(3) The Morgan Stanley Capital International EAFE-Registered Trademark- Index is an unmanaged index that is widely recognized as a benchmark of general international equity performance. The index is a passive measure of international stock performance. EAFE-Registered Trademark- does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
(4)  For the period from 11/30/86 through 12/31/00.


     No performance information is provided for the Class B and Class C Shares since they were not offered for a full calendar year as of December 31, 2000. However, performance of the Class B and Class C Shares is expected to be similar to that of the Fund's Class A Shares and will differ only to the extent that Class B and Class C Shares do not have the same expenses.


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                      CLASS A          CLASS B           CLASS C
                                                                                      SHARES           SHARES            SHARES
SHAREHOLDER FEES:                                                                  INITIAL SALES    DEFERRED SALES    DEFERRED SALES
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                          CHARGE           CHARGE            CHARGE
                                                                                   -------------    --------------    --------------
Maximum sales charge (load) imposed on purchases (as a percentage
   of offering price) ........................................................         5.50%             None              None
Maximum deferred sales charge (load) (as a percentage of original purchase
   price or redemption proceeds, whichever is lower) .........................         1.00%(1)         5.00%(2)          1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends ..................          None             None              None
Redemption fee ...............................................................          None             None              None
Exchange Fee .................................................................          None             None              None

ANNUAL FUND OPERATING EXPENSES:
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(4)
Management fee ...............................................................         0.65%            0.65%             0.65%
Distribution and/or service (12b-1) fees .....................................         0.25%            0.75%             0.75%
Other expenses (including a 0.25% shareholder servicing fee
   for Class B and Class C Shares) ...........................................         2.76%            2.97%(5)          2.90%(5)
                                                                                      ------           ------            ------
Total annual fund operating expenses .........................................         3.66%            4.37%             4.30%
Less: Fee waivers and/or expense reimbursement)(6) ...........................        (2.16)%          (2.12)%           (2.05)%
                                                                                      ------           ------            ------
Net Expenses .................................................................         1.50%            2.25%             2.25%
                                                                                      ------           ------            ------
                                                                                      ------           ------            ------

-----------------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled `Sales Charges--Redemption Price'.)
(2) You will pay a deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled `Sales Charges--Redemption Price'.)
(3) You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled `Sales Charges--Redemption Price'.)
(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (For further discussion of the relationship between the Fund and the Portfolio, see the section entitled `Organizational Structure'.)
(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(6) Bankers Trust Company, the Advisor to the Portfolio, and Investment Company Capital Corp., the Administrator to the Fund, have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.50% for Class A Shares and 2.25% for both Class B and Class C Shares. This agreement will continue until at least February 28, 2002 and may be extended.

EXAMPLE*:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR          3 YEARS         5 YEARS         10 YEARS
                                                                  ------          -------         -------         --------
Class A Shares .............................................       $694**          $1,420**        $2,165**        $4,117**
Class B Shares .............................................       $728**          $1,432**        $2,247**        $4,169**
Class C Shares .............................................       $328**          $1,132**        $2,047**        $4,386**
     You would pay the following expenses if you did not redeem your shares:
Class A Shares .............................................       $694**          $1,420**        $2,165**        $4,117**
Class B Shares .............................................       $228**          $1,132**        $2,104**        $4,169**
Class C Shares .............................................       $228**          $1,132**        $2,095**        $4,386**

-----------------
 * Reflects expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets.
** Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


     The Fund seeks long-term capital appreciation through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing under normal circumstances at least 65% of its total assets in stocks and other securities with equity characteristics of companies in developed countries outside of the United States. The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. The investment objective of the Portfolio, unlike that of the Fund, is not a fundamental policy and may be changed without shareholder approval. There can be no guarantee that the Fund will achieve its goals.


     The Advisor is responsible for managing the Portfolio's investments. (See the section entitled `Investment Advisor'.)


     The Advisor employs a strategy of growth at a reasonable price. The Advisor seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Advisor considers factors such as sales, earnings, cash flow and enterprise value (a company's market capitalization plus the value of its net debt). The Advisor further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.


     The Portfolio invests almost all of its assets in companies that are based in the developed foreign countries that make up the EAFE-Registered Trademark- Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Advisor believes that the return potential of those markets more than compensates for the extra risks. While the Portfolio has invested in emerging markets in the past, under normal market conditions, the Advisor does not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of net assets in emerging markets.

     The Advisor subjects a stock to intensive review if:

     (i) its rate of price appreciation begins to trail that of its national stock index;

     (ii) the financial analysts who follow the stock cut their estimates of the stock's future earnings; or

     (iii) the stock's price approaches the downside target set when the Advisor first bought the stock (or as modified to reflect changes in market and economic conditions).

     Company research lies at the heart of the investment process, as it does with many stock mutual funds. The Advisor tracks several thousand companies to arrive at the approximately 100 stocks the Portfolio normally holds. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. The Advisor draws on the insight of experts from a range of financial disciplines--regional stock-market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.


RISK CONSIDERATIONS


     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.


     Investing in foreign companies may have different risks than investing in US companies. An investment in a foreign company may be affected by developments, including political developments, that are unique to that market. These developments may not affect the US economy or the prices of US securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of US common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.


     From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the US market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.


     The Portfolio's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the US dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.


     To the extent that the Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.


     Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which the Advisor takes into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industry-wide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks.


     Although not one of its principal investment strategies, the Portfolio may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Portfolio invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


     To protect the Portfolio under adverse market conditions, the Advisor may make temporary defensive investments of up to 100% of the Portfolio's assets in US or foreign government money market instruments or other short-term bonds that would not ordinarily be consistent with the Fund's objective. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed that the risk of loss in attempting to achieve the Fund's investment objective outweighed the opportunity for gain.

PRIOR PERFORMANCE OF A SIMILAR FUND
--------------------------------------------------------------------------------

     The information provided here presents the performance as of December 31, 2000, of the International Equity Fund, a Deutsche Asset Management mutual fund (the `Deutsche Fund'), which has invested its assets in the International Equity Portfolio since August 4, 1992. In managing the Fund's assets, the Advisor will continue to employ substantially the same investment objective, policies and strategies through the Portfolio that the Advisor employs in managing the Deutsche Fund's assets.


     Management fees and expenses incurred in the operation of the Deutsche Fund resulted in an overall expense ratio of 1.50%. The Class A Shares of the Fund also have an expense ratio of 1.50% after fee waivers. The performance results shown do not reflect the maximum sales charge applicable to such shares.


 YEAR          DEUTSCHE FUND RETURNS     MSCI EAFE-REGISTERED TRADEMARK- INDEX RETURNS
--------------------------------------------------------------------------------------
1993                 37.38%                                 32.56%
--------------------------------------------------------------------------------------
1994                  4.11%                                  7.78%
--------------------------------------------------------------------------------------
1995                 16.10%                                 11.21%
--------------------------------------------------------------------------------------
1996                 21.32%                                  6.05%
--------------------------------------------------------------------------------------
1997                 17.37%                                  1.78%
--------------------------------------------------------------------------------------
1998                 20.82%                                 20.00%
--------------------------------------------------------------------------------------
1999                 32.22%                                 26.96%
--------------------------------------------------------------------------------------
2000                -20.16%                                -14.17%
--------------------------------------------------------------------------------------


                                DEUTSCHE FUND         MSCI EAFE-REGISTERED TRADEMARK-
 YEAR                              RETURNS                   INDEX RETURNS
--------------------------------------------------------------------------------------
1 year .....................       -20.16%                      -14.17%
5 years ....................        12.67%                        7.13%
Since inception (8/4/92) ...        13.68%                       10.09%*
--------------------------------------------------------------------------------------


* For the period from 7/31/92 through 12/31/00.

The performance data represents the prior performance of the Deutsche Fund, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

     The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. See the section entitled `Sales Charges' for details on how and when these charges may or may not be imposed.

     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Transfer Agent for information about whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange may be closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange your shares.


     The net asset value per share of a class is calculated by subtracting the liabilities attributable to the class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.


     In valuing the Fund's assets, its investments are priced at their market value. When a price quote for a particular security is not readily available or when the quote may be unreliable, the security is priced at its `fair value' using procedures approved by the Portfolio's Board of Trustees.


     You may buy or redeem shares on any day the New York Stock Exchange is open for business (a `business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

     The following sections describe how to buy and redeem shares.

     HOW TO BUY SHARES
--------------------------------------------------------------------------------

     You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investments, your background and the background of other investors or dealers involved.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an individual retirement account (IRA), your initial investment may be as low as $1,000.

     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled `Automatic Investing Plan' for details.

     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

     HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled `Telephone Transactions' for more information on this method of redemption.

     Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

     - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

     - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

     - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any business day between the hours of 8:30 am and 7:00 pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.

     If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------

PURCHASE PRICE

     The price you pay to buy shares is the Fund's offering price; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                              CLASS A SALES
                             CHARGE AS A % OF
                           ---------------------
                           OFFERING   NET AMOUNT    CLASS B        CLASS C
AMOUNT OF PURCHASE           PRICE     INVESTED   SALES CHARGE   SALES CHARGE
-----------------------------------------------------------------------------
Less than $50,000 ........   5.50%      5.82%        None           None
$50,000  - $99,999 .......   4.50%      4.71%        None           None
$100,000 - $249,999 ......   3.50%      3.63%        None           None
$250,000 - $499,999 ......   2.50%      2.56%        None           None
$500,000 - $999,999 ......   2.00%      2.04%        None           None
$1,000,000 and over ......   None       None         None           None
-----------------------------------------------------------------------------

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. See the section entitled `Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. #You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. Each time you make a purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of your Class A Shares will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.

     - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see the section entitled `Purchases by Exchange' for a description of the conditions).

     - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.

     -    If you are buying shares in any of the following types of accounts:

          --   A qualified retirement plan;

          --   A Flag Investors fund payroll savings plan program;

          -- A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

PURCHASES BY EXCHANGE

     You may exchange Class A, Class B or Class C shares of any other Flag Investors fund for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a year. You may not exchange Flag Investors Cash Reserve Prime Shares for shares of the Fund unless you acquired those shares through a prior exchange from shares of another Flag Investors fund. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                   SALES CHARGE AS A PERCENTAGE OF THE DOLLAR
                                           AMOUNT SUBJECT TO CHARGE
                                           (AS A % OF COST OR VALUE)
                               --------------------------------------------------
                               CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
YEARS SINCE PURCHASE            SALES CHARGE      SALES CHARGE      SALES CHARGE
---------------------------------------------------------------------------------
First ........................     1.00%*            5.00%             1.00%
Second .......................     0.50%*            4.00%              None
Third ........................      None             3.00%              None
Fourth .......................      None             3.00%              None
Fifth ........................      None             2.00%              None
Sixth ........................      None             1.00%              None
Thereafter ...................      None              None              None
---------------------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, unless you indicate otherwise at the time you request the redemption, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

     - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

     - If your redemption represents the minimum required distribution from an IRA or other retirement plan.

     - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

          -- The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

          -- Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

          -- If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made based on the relative net asset values of the classes and will not be a taxable event to you.

     HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.


     You may also invest in the Portfolio by purchasing shares of another mutual fund that is offered directly to the public by a separate prospectus. The other mutual fund and the Fund each have their own fees and expenses, offering you a choice of cost structures. The Fund's shares are primarily intended for investors seeking the advice and assistance of securities dealers and financial institutions acting as shareholder servicing agents, who are compensated for the services they provide.


     Your securities dealer is paid a fee when you buy your shares and an annual fee as long as you hold your shares. For Class A and Class B Shares, this fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. The total amount of these fees may differ depending upon which class of shares you buy. In addition to these payments, the Fund's administrator may provide significant compensation to securities dealers and servicing agents for distribution, administration and promotional services. (See the section entitled `Administrator' for details.)

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING

     The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of annual dividends and to distribute net realized capital gain at least annually.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gain at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.


     If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.


     If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes and are encouraged to consult your tax advisor prior to investing in the Fund.


     As a feeder fund in a master-feeder structure, the Fund is deemed to hold its proportionate share of the Master Fund's assets for certain purposes. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities (taking into account its deemed ownership of the Portfolio's holdings), the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect the credit on your individual income tax return if this election is made. More information about taxes is in the Statement of Additional Information.


     Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

ORGANIZATIONAL STRUCTURE
--------------------------------------------------------------------------------

     The Fund is a `feeder fund' that invests substantially all of its assets in the International Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by Bankers Trust. (See the section entitled `Investment Advisor'.)


     The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. The Fund's Directors may withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

     Bankers Trust Company serves as investment advisor to the Portfolio. Subject to the supervision of the Portfolio's Board of Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. For its services as investment advisor, Bankers Trust is entitled to receive an annual fee equal to 0.65% of the Fund's average daily net assets.

     Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of September 30, 2000, Bankers Trust had total assets under management of approximately $190.7 billion.

     At a special meeting of shareholders held in 1999, shareholders of the Portfolio approved a new investment advisory agreement with Deutsche Asset Management, Inc. (`DeAM Inc.') (formerly Morgan Grenfell Inc.). The new investment advisory agreement with DeAM Inc. may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees of the Portfolio who are not `interested persons', generally referred to as independent trustees. Shareholders of the Portfolio also approved a new sub-advisory agreement among the Portfolio, DeAM Inc. and Bankers Trust under which Bankers Trust may perform certain of DeAM Inc.'s responsibilities, at DeAM Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

     DeAM Inc. is located at 280 Park Avenue, New York, New York. DeAM Inc. provides a full range of investment advisory services to institutional clients. DeAM Inc. serves as investment advisor to eleven other investment companies and as sub-advisor to five other investment companies.

PORTFOLIO MANAGERS

     The Portfolio's portfolio managers are Michael Levy, Robert Reiner and Julie Wang of Bankers Trust Company.

     Mr. Levy, Co-Lead Manager of the Portfolio, has 18 years of investment experience. He is a Managing Director of Bankers Trust and has been with Bankers Trust and the Portfolio since 1993. Mr. Levy is Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process. Mr. Levy received degrees in both mathematics and geophysics from the University of Michigan.

     Mr. Reiner, Co-Lead Manager of the Portfolio, has 18 years of investment industry experience. He is a Managing Director of Bankers Trust and has been with Bankers Trust and the Portfolio since 1994. Mr. Reiner specializes in Japanese and European stock and market analysis. Prior to joining Bankers Trust, Mr. Reiner served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994. Mr. Reiner received degrees from University of Southern California and Harvard University.

     Ms. Wang, Co-Manager of the Portfolio, has 11 years of investment management experience. She is a Principal of Bankers Trust and has been with Bankers Trust and the Portfolio since 1994. Ms. Wang focuses on the Fund's Asia-Pacific investments and its emerging-markets exposure. Prior to joining Bankers Trust, Ms. Wang served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994. Ms. Wang received a Bachelors degree in economics from Yale University and an MBA from The Wharton School, University of Pennsylvania.

ADMINISTRATOR
--------------------------------------------------------------------------------

     Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                                                          FOR THE YEAR ENDED, OCTOBER 31,
                                                        ----------------------------------------------------------------------
                                                          2000            1999          1998             1997           1996
                                                        --------        --------      --------         --------       --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period .......       $ 20.83          $16.94        $16.36           $14.20         $12.69
                                                        -------          ------        ------           ------         ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ........................          0.37            0.48          0.08             0.11           0.26
   Net realized and unrealized gain/(loss)
      on investments(1) .........................         (4.53)           3.48          0.76             2.34           1.28
                                                        -------          ------        ------           ------         ------
   Total from Investment Operations .............         (4.16)           3.96          0.84             2.45           1.54
                                                        -------          ------        ------           ------         ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income and net realized
      short-term gains ..........................         (0.93)          (0.07)        (0.10)           (0.18)         (0.03)
   Distributions in excess of net investment
      income and short-term gains ...............            --              --         (0.16)           (0.11)            --
   Return of Capital ............................         (2.76)             --            --               --             --
                                                        -------          ------        ------           ------         ------
   Total distributions ..........................         (3.69)          (0.07)        (0.26)           (0.29)         (0.03)
                                                        -------          ------        ------           ------         ------
   NET ASSET VALUE AT END OF PERIOD .............       $ 12.98          $20.83        $16.94           $16.36         $14.20
                                                        =======          ======        ======           ======         ======
   TOTAL RETURN(2)...............................        (24.34)%         23.50%         5.25%           17.48%         12.13%

RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses (including expenses of the
      International Equity Portfolio)(3).........          1.50%           1.50%         1.50%            1.50%          1.50%
   Net investment income ........................          0.29%           0.75%         0.62%            1.18%          1.91%

SUPPLEMENTAL DATA:
   Net assets at end of period (000's) ..........       $14,185         $13,771       $12,187          $13,982        $12,930
   Portfolio turnover rate(4)....................            17%(5)          18%           27%              21%            13%

-----------------

(1) The years ended October 31, 2000, 1999, 1998, 1997 and 1996 include net realized currency gains (losses.)
(2)  Total Return excludes the effect of sales charges.
(3) Without the waiver of advisory fees and reimbursement of expenses, the ratio of expenses to average daily net assets would have been 3.66% (including expenses for the International Equity Portfolio), 3.10%, 2.78%, 2.24% and 2.30% for the years ended October 31, 2000, 1999, 1998, 1997 and
     1996, respectively.
(4) Beginning on February 29, 2000, the Flag Investors International Equity Fund became a feeder of the Flag International Equity Portfolio and portfolio turnover rate was no longer applicable to the Fund.
(5)  Portfolio turnover for the period 11/1/99 through 2/28/00.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------


                                                                                                          FOR THE PERIOD
                                                                                                       FEBRUARY 29, 2000(1)
                                                                                                          TO OCTOBER 31,
                                                                                                               2000
                                                                                                      ----------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period ................................................                 $ 16.95
                                                                                                           -------
INCOME FROM INVESTMENT OPERATIONS:
   Expenses in excess of income ..........................................................                   (0.04)
   Net realized and unrealized loss on investments .......................................                   (4.04)
                                                                                                           -------
   Total from Investment Operations ......................................................                   (4.08)
                                                                                                           -------
   OTHER CAPITAL ACTIVITY ................................................................                    0.26(2)

   NET ASSET VALUE AT END OF PERIOD ......................................................                 $ 13.13
                                                                                                           =======
   TOTAL RETURN(3)........................................................................                  (22.54)%(2),(4)

RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses (including expenses of the International Equity Portfolio) ...................                    2.25%(5),(6)
   Expenses in excess of income ..........................................................                   (0.59)%(5)

SUPPLEMENTAL DATA:
   Net assets at end of period (000's) ...................................................                 $   728

-----------------

(1)  Commencement of operations.
(2) Class B's performance benefited from an accounting gain for the processing of certain as-of shareholder trades.
(3)  Total Return excludes the effect of sales charges.
(4)  Cumulative total return since inception on February 29, 2000.
(5)  Annualized.
(6) Without the waiver of advisory fees and reimbursement of expenses, the ratio of expenses to average daily net assets would have been 4.37% (including expenses for the International Equity Portfolio) (annualized) for the eight months ended October 31, 2000.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------


                                                                                                          FOR THE PERIOD
                                                                                                       FEBRUARY 29, 2000(1)
                                                                                                          TO OCTOBER 31,
                                                                                                               2000
                                                                                                      ----------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period ................................................                 $ 16.95
                                                                                                           -------
INCOME FROM INVESTMENT OPERATIONS:
   Expenses in excess of income ..........................................................                   (0.03)
   Net realized and unrealized loss on investments .......................................                   (4.03)
                                                                                                           -------
   Total from Investment Operations ......................................................                   (4.06)
                                                                                                           -------
   NET ASSET VALUE AT END OF PERIOD ......................................................                 $ 12.89
                                                                                                           =======
   TOTAL RETURN(2) .......................................................................                  (23.95)%(3)

RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses (including expenses of the International Equity Portfolio) ...................                    2.25%(4),(5)
   Expenses in excess of income ..........................................................                   (0.50)%(4)

SUPPLEMENTAL DATA:
   Net assets at end of period (000's) ...................................................                 $ 1,079

-----------------

(1)  Commencement of operations.
(2)  Total Return excludes the effect of sales charge.
(3)  Cumulative total return since inception on February 29, 2000.
(4)  Annualized.
(5) Without the waiver of advisory fees and reimbursement of expenses, the ratio of expenses to average daily net assets would have been 4.30% (including expenses for the International Equity Portfolio) (annualized) for the eight months ended October 31, 2000.

INVESTMENT ADVISOR OF THE PORTFOLIO
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006


DISTRIBUTOR
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101

ADMINISTRATOR AND TRANSFER AGENT
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Suite 2100
Baltimore, Maryland 21201

FUND COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

                                     [LOGO]
                                 FLAG INVESTORS
               INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-




Flag Investors Funds - P.O. Box 515 - Baltimore, Maryland 21203 - (800) 767-FLAG


--------------------------------------------------------------------------------


You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 767-FLAG:


- A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.

- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-4827                         INTLPRS (03/01)

                                     [LOGO]
                                 FLAG INVESTORS
                INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-


INTERNATIONAL EQUITY FUND
(INSTITUTIONAL SHARES)

                                   PROSPECTUS

                                  MARCH 1, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]
                                 FLAG INVESTORS
                INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-


THIS MUTUAL FUND (THE `FUND') SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN STOCKS AND OTHER EQUITY SECURITIES OF COMPANIES IN DEVELOPED COUNTRIES OUTSIDE OF THE UNITED STATES.


The Fund invests substantially all of its assets in the International Equity Portfolio (the `Portfolio'), a separate mutual fund managed by Bankers Trust Company (`Bankers Trust' or the `Advisor').


The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the `Institutional Shares') of the Fund. Institutional Shares may be purchased only by eligible institutions, by certain qualified retirement plans, or by investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the Flag Investors family of funds on behalf of their clients. (See the section entitled `How to Buy Institutional Shares'.)


TABLE OF CONTENTS
-----------------

INVESTMENT SUMMARY ...........................................................1

FEES AND EXPENSES OF THE INSTITUTIONAL SHARES ................................3

INVESTMENT PROGRAM ...........................................................3

PRIOR PERFORMANCE OF A SIMILAR FUND ..........................................5

THE FUND'S NET ASSET VALUE ...................................................5

HOW TO BUY INSTITUTIONAL SHARES ..............................................6

HOW TO REDEEM INSTITUTIONAL SHARES ...........................................6

TELEPHONE TRANSACTIONS .......................................................7

DIVIDENDS AND TAXES ..........................................................7

ORGANIZATIONAL STRUCTURE .....................................................8

INVESTMENT ADVISOR ...........................................................8

ADMINISTRATOR ................................................................9

FINANCIAL HIGHLIGHTS .........................................................9


Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

     The Fund seeks to achieve long-term capital appreciation. The Fund invests substantially all of its assets in the Portfolio, a separate mutual fund with the same investment objective. The Fund, through the Portfolio, seeks to achieve its objective by investing primarily in stocks and other equity securities of companies in developed countries located outside of the United States and may invest a portion of its assets in companies based in emerging markets.

RISK PROFILE

     The Fund may be suited for you if you are willing to accept the risks of investing in a particular foreign country or region in the hope of achieving long-term capital appreciation.


     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Portfolio holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies held by the Portfolio.


     STYLE RISK. As with any investment strategy, the strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Portfolio's Advisor overestimates the return potential of one or more foreign stocks, the Fund may underperform the international equities market.


     FOREIGN INVESTING RISK. Investing in foreign companies may entail different risks than investing in US companies. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies. Foreign securities may trade infrequently and could be subject to greater price fluctuations than other securities.


     FOREIGN CURRENCY RISK. Since the Portfolio's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the US dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.


     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE


     No performance information is provided for the Institutional Shares since they were not offered for a full calendar year at December 31, 2000. The following bar chart and table show the performance of the Class A shares of the Fund, which are not offered in this Prospectus, both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future. Had the Institutional Shares been offered during the periods shown, the Institutional Shares would have had substantially similar performance because these shares and the Class A shares would have been invested in the same portfolio of securities. The performance for each of these classes would have differed, however, to the extent that each class has different expenses. In addition, Institutional Shares, unlike Class A Shares, are not subject to sales loads, which would impact the average annual returns.



[CHART]

                                 CLASS A SHARES*
                         FOR YEARS ENDED DECEMBER 31,**

1990       -19.97%
1991         4.17%
1992       -10.31%
1993        50.34%
1994        -7.40%
1995         5.30%
1996        15.09%
1997         8.63%
1998        13.93%
1999        21.73%
2000       -28.76%


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

** The management of the Fund changed effective February 29, 2000. The returns for the years ended 1990 through 1999 and for the period from January 1, 2000 - February 28, 2000 reflect the performance of the prior Fund management.


     During the eleven-year period shown in the bar chart, the highest return for a quarter was 18.65% (quarter ended 12/31/93) and the lowest return for a quarter was -20.79% (quarter ended 9/30/90).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2000)(1)



                                                                             MORGAN STANLEY CAPITAL
                                                                              INTERNATIONAL EUROPE,
                                                             AUSTRALASIA, FAR EAST (EAFE-REGISTERED TRADEMARK-) INDEX

                                                                                           EAFE-REGISTERED TRADEMARK-
                                                             CLASS A SHARES(2)                      INDEX(3)
                                                           --------------------            --------------------------
Past One Year............................................         -32.68%                  -14.17%
Past Five Years..........................................           3.14%                    7.13%
Past Ten Years...........................................           4.80%                    8.24%
Since Inception..........................................           5.34%(11/18/86)          8.48%(4)


------------------

(1) The returns shown reflect the returns for the Class A shares of the Fund, which are not offered in this Prospectus. Had the Institutional Shares of the Fund been offered during the periods shown, the Institutional Shares would have had substantially similar performance because these shares and the Class A shares would have been invested in the same portfolio of securities. The performance for each of these classes would have differed, however, to the extent that Class A Shares are subject to a sales charge, and Institutional Shares are not.

(2) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges applicable to Class A Shares (5.507.)

(3) The Morgan Stanley Capital International EAFE-REGISTERED TRADEMARK- Index is an unmanaged index that is widely recognized as a benchmark of general international equity performance. The index is a passive measure of international stock performance. It does not factor in the costs of buying, selling and holding securities costs which are reflected in the Fund's results.

(4)  For the period from 11/30/86 through 12/31/00.

FEES AND EXPENSES OF THE INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares.



SHAREHOLDER FEES:
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases ...............................   None
Maximum deferred sales charge (load) imposed on purchases ......................   None
Maximum sales charge (load) imposed on reinvested dividends ....................   None
Redemption fee .................................................................   None
Exchange fee ...................................................................   None

ANNUAL FUND OPERATING EXPENSES:
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)
Management fees ................................................................  0.65%
Distribution and/or service (12b-1) fees .......................................   None
Other expenses .................................................................  3.35%
Total annual fund operating expenses ...........................................  4.00%
Less fee waivers and/or expense reimbursements ................................. (2.75)%(2)
Net expenses ...................................................................  1.25%


------------------

(1) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (For a further discussion of the relationship between the Fund and the Portfolio, see the section entitled `Organizational Structure'.

(2) Bankers Trust Company, the Advisor to the Portfolio, and Investment Company Capital Corp., the Fund's Administrator, have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% of the Institutional Shares' average daily net assets. This agreement will continue until at least February 28, 2002 and may be extended.


EXAMPLE:*

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        --------   -------    -------    --------
Institutional Shares ...............................   $127**      $966**     $1,821**   $4,035**


------------------

* Reflects expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets.

** Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.


INVESTMENT PROGRAM
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


     The Fund seeks long-term capital appreciation through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in stocks and other securities with equity characteristics of companies in developed countries outside of the United States. The Fund invests for capital appreciation, not income. Any dividend and interest income is incidental to the pursuit of its objective. The investment objective of the Portfolio, unlike that of the Fund, is not a fundamental policy and may be changed without shareholder approval. There can be no guarantee that the Fund will achieve its goals.


     The Advisor is responsible for managing the Portfolio's investments. (See the section entitled `Investment Advisor'.)


     The Advisor employs a strategy of growth at a reasonable price. The Advisor seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Advisor considers factors such as sales, earnings, cash flow and enterprise value (a company's market capitalization plus the value of its net debt). The Advisor further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.


     The Portfolio invests almost all of its assets in companies that are based in the developed foreign countries that make up the EAFE-Registered Trademark- Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Advisor believes that the return potential of those markets more than compensates for the extra risks. While the Portfolio has invested in emerging markets in the past, under normal market conditions, the Advisor does not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of net assets in emerging markets.

     The Advisor subjects a stock to intensive review if:


     (i) its rate of price appreciation begins to trail that of its national stock index;

     (ii) the financial analysts who follow the stock cut their estimates of the stock's future earnings; or

     (iii) the stock's price approaches the downside target set when the Advisor first bought the stock (or as modified to reflect changes in market and economic conditions).


     Company research lies at the heart of the investment process, as it does with many stock mutual funds. The Advisor tracks several thousand companies to arrive at the approximately 100 stocks the Portfolio normally holds. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. The Advisor draws on the insight of experts from a range of financial disciplines - regional stock-market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.


RISK CONSIDERATIONS

     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

     Investing in foreign companies may have different risks than investing in US companies. An investment in a foreign company may be affected by developments, including political developments, that are unique to that market. These developments may not affect the US economy or the prices of US securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of US common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.


     From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the US market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.


     The Portfolio's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the US dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.


     To the extent that the Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.


     Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which the Advisor takes into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industry wide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks.


     Although not one of its principal investment strategies, the Portfolio may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Portfolio invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


     To reduce the Portfolio's risk under adverse market conditions, the Advisor may make temporary defensive investments of up to 100% of the Portfolio's assets in US or foreign government money market instruments or other short-term bonds that would not ordinarily be consistent with the Fund's objective. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


PRIOR PERFORMANCE OF A SIMILAR FUND
--------------------------------------------------------------------------------

     The information provided here presents the performance as of December 31, 2000, of the International Equity Fund--Institutional Class II, a Deutsche Asset Management mutual fund (the `Deutsche Fund'), which has invested its assets in the International Equity Portfolio since April 1, 1997. In managing the Fund's assets, the Advisor will continue to employ substantially the same investment objective, policies and strategies through the Portfolio that the Advisor employed in managing the Deutsche Fund's assets.

     Management fees and expenses incurred in the operation of the Deutsche Fund resulted in an overall expense ratio of 1.25%. The Institutional Shares of the Fund also have an expense ratio of 1.25% after fee waivers.



YEAR              DEUTSCHE FUND RETURNS     MSCI EAFE-REGISTERED TRADEMARK- INDEX RETURNS
-----------------------------------------------------------------------------------------
1998                 22.90%                     20.00%
-----------------------------------------------------------------------------------------
1999                 32.58%                     26.96%
-----------------------------------------------------------------------------------------
2000                (19.90)%                   (14.17)%


                                DEUTSCHE FUND   MSCI EAFE-REGISTERED TRADEMARK-
YEAR                               RETURNS             INDEX RETURNS
----------------------------------------------------------------------------------------
1 year ...........................  (19.90)%        (14.17)%

3 years ..........................    9.28%           9.35%

Since inception (4/1/97) .........   11.33%           8.38%*
---------------------------------------------------------------------------------------


*    From the period 4/1/97 through 12/31/00.


The performance data represents the prior performance of the Deutsche Fund, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

     The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Transfer Agent for information about whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange may be closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange your shares.


     The net asset value per share is calculated by subtracting the liabilities attributable to the Institutional Shares from their proportionate share of the Fund's assets and dividing the result by the number of outstanding Institutional Shares.


     In valuing the Portfolio's assets, its investments are priced at their market value. When a price quote for a particular security is not readily available or when the quote may be unreliable, the security is priced at its `fair value' using procedures approved by the Portfolio's Board of Trustees.


     You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a `business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

     The following sections describe how to buy and redeem Institutional
Shares.

HOW TO BUY INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     You may buy Institutional Shares if you are any of the following:

     - An eligible institution (eg, a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

     -   A defined contribution plan with assets of at least $75 million.

     - An investment advisory affiliate of Deutsche Banc Alex. Brown Inc. or the Flag Investors family of funds purchasing shares for the accounts of your investment advisory clients.


     You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund.

     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually as well as orders in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investments, your background and the background of other investors or dealers involved.


INVESTMENT MINIMUMS

     Your initial investment must be at least $500,000. The following are exceptions to this minimum:

     - There is no minimum initial investment for investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the Flag Investors family of funds purchasing shares for the accounts of their investment advisory clients.

     - There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

     - The minimum initial investment for all other qualified retirement plans is $1 million.

     -   There are no minimums for subsequent investments.

PURCHASES BY EXCHANGE

     You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund up to four times a year. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail.


HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming $500,000 or less) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly, as feasible and, under most circumstances, within three business days.


     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected. If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any business day between the hours of 8:30 am and 7:00 pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of annual dividends and to distribute net realized capital gain at least annually.


DIVIDEND REINVESTMENT

     Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Institutional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in Institutional Shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gain at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxed at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.


     If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.


     If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes and are encouraged to consult your tax advisor prior to investing in the Fund.


     As a feeder fund in a master-feeder structure, the Fund is deemed to hold its proportionate share of the Master Fund's assets for certain purposes. If more than 50% of the Portfolio's total assets at the end of the fiscal year are invested in foreign securities (taking into account its deemed ownership of the Portfolio's holdings), the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect the credit on your individual income tax return if this election is made.

     More information about taxes is in the Statement of Additional Information.

     Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

ORGANIZATIONAL STRUCTURE
--------------------------------------------------------------------------------

     The Fund is a `feeder fund' that invests substantially all of its assets in the International Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by Bankers Trust. (See the section entitled `Investment Advisor'.)


     The Portfolio may accept investments from other feeder funds. Each feeder fund bears a share of the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. The Fund's Directors may withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

     Bankers Trust Company serves as investment advisor to the Portfolio. Subject to the supervision of the Portfolio's Board of Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. For its services as investment advisor, Bankers Trust is entitled to receive an annual fee equal to 0.65% of the Fund's average daily net assets.


     Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of September 30, 2000, Bankers Trust had total assets under management of approximately $190.7 billion.


     At a special meeting of shareholders held in 1999, shareholders of the Portfolio approved a new investment advisory agreement with Deutsche Asset Management, Inc. (`DeAM Inc.') (formerly Morgan Grenfell Inc.). The new investment advisory agreement with DeAM Inc. may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees of the Portfolio who are not `interested persons', generally referred to as independent trustees. Shareholders of the Portfolio also approved a new sub-advisory agreement among the Portfolio, DeAM Inc. and Bankers Trust under which Bankers Trust may perform certain of DeAM Inc.'s responsibilities, at DeAM Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.


     DeAM Inc. is located at 280 Park Avenue, New York, New York. DeAM Inc. provides a full range of investment advisory services to institutional clients. DeAM Inc. serves as investment advisor to 11 other investment companies and as sub-advisor to five other investment companies.


PORTFOLIO MANAGERS

     The Portfolio's portfolio managers are Michael Levy, Robert Reiner and Julie Wang of Bankers Trust Company.

     Mr. Levy, Co-Lead Manager of the Portfolio, has 18 years of investment experience. He is a Managing Director of Bankers Trust and has been with Bankers Trust and the Portfolio since 1993. Mr. Levy is Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process. Mr. Levy received degrees in both mathematics and geophysics from the University of Michigan.


     Mr. Reiner, Co-Lead Manager of the Portfolio, has 18 years of investment industry experience. He is a Managing Director of Bankers Trust and has been with Bankers Trust and the Portfolio since 1993. Mr. Reiner specializes in Japanese and European stock and market analysis. Prior to joining Bankers Trust, Mr. Reiner served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994. Mr. Reiner received degrees from University of Southern California and Harvard University.


     Ms. Wang, Co-Manager of the Portfolio, has 11 years of investment management experience. She is a Principal of Bankers Trust has been with Bankers Trust and the Portfolio since 1994. Ms. Wang focuses on the Portfolio's Asia-Pacific investments and its emerging-markets exposure. Prior to joining Bankers Trust, Ms. Wang served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994. Ms. Wang received a Bachelors degree in economics from Yale University and an MBA from The Wharton School, University of Pennsylvania.

ADMINISTRATOR
--------------------------------------------------------------------------------

     Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities law in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. ICCC also may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Institutional Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.




                                                                                  FOR THE PERIOD
                                                                                  JULY 31, 2000(1)
                                                                                       TO
                                                                                   OCTOBER 31,
                                                                                       2000
                                                                                  ----------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period.....................................        $14.52

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income......................................................            --(2)
   Net realized and unrealized loss on investments............................         (1.61)
                                                                                     ------------
   Total from investment operations...........................................         (1.61)
                                                                                     ------------
NET ASSET VALUE AT END OF PERIOD..............................................        $12.91
                                                                                     ============
TOTAL RETURN(3)...............................................................        (11.09)%(3)

RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses (including expenses of the International Equity Portfolio)........          1.25%(4,5)
   Net investment income......................................................         (0.09)%(4)

SUPPLEMENTAL DATA:
   Net assets at end of period (000's)........................................        $89


------------------

(1)  Commencement of operations.
(2)  Amount represents $0.003.
(3)  Cumulative total return since inception on July 31, 2000.
(4)  Annualized.
(5) Without the waiver of advisory fees and reimbursement expenses, the ratio of expenses to average daily net assets would have been 4.00% (including expenses for the International Equity Portfolio) (annualized) for the three months ended October 31, 2000.

                   This page has been intentionally left blank

INVESTMENT ADVISOR OF THE PORTFOLIO
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006



ADMINISTRATOR AND TRANSFER AGENT
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080


CUSTODIAN
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006


DISTRIBUTOR
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201


FUND COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

                                     [LOGO]
                                 FLAG INVESTORS
                INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-








Flag Investors Funds - P.O. Box 515 - Baltimore, Maryland 21203 - (800) 767-FLAG

                              www.flaginvestors.com

--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:


- A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.


- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.



Investment Company Act File No. 811-4827                        INTLIPRS (03/01)

                       STATEMENT OF ADDITIONAL INFORMATION


                        FLAG INVESTORS SERIES FUNDS, INC

                    Flag Investors International Equity Fund
                   One South Street Baltimore, Maryland 21202


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF EACH PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.

             Statement of Additional Information Dated March 1, 2001
              for Class A Shares, Class B Shares and Class C Shares
                          and for Institutional Shares

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION AND HISTORY................................................1
INVESTMENT OBJECTIVE AND POLICIES..............................................2
VALUATION OF SHARES AND REDEMPTION............................................24
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS..........................25
MANAGEMENT OF THE FUND........................................................29
INVESTMENT ADVISORY AND OTHER SERVICES........................................37
DISTRIBUTION OF FUND SHARES...................................................38
BROKERAGE.....................................................................41
CAPITAL STOCK.................................................................43
ADMINISTRATOR, CUSTODIAN, ACCOUNTING SERVICES AND TRANSFER AGENT..............44
INDEPENDENT ACCOUNTANTS.......................................................45
LEGAL MATTERS.................................................................45
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................47

GENERAL INFORMATION AND HISTORY

     Flag Investors Series Funds, Inc. (the `Company') is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the `SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Company currently offers four classes of shares of the Flag Investors International Equity Fund (the `Fund'), a series fund: Flag Investors International Equity Fund Class A Shares (`Class A Shares'), Flag Investors International Equity Fund Class B Shares (`Class B Shares'), Flag Investors International Equity Fund Class C Shares (`Class C Shares') and Flag Investors International Equity Fund Institutional Shares (`Institutional Shares'), (collectively, the `Shares').

     Important information concerning the Company and the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Company and its business that is contained in the Registration Statement relating to the Company and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Company was organized as a Massachusetts business trust on September 3, 1986. The Company filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the `1940 Act') and Class A Shares under the Securities Act of 1933, as amended (the `1933 Act'), and began operations on November 18, 1986. On August 16, 1993, the Company reorganized as a Maryland corporation under the name Flag Investors International Fund, Inc. pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on June 16, 1993. Class B and Class C Shares began operations on February 29, 2000. On February 29, 2000, the Company reorganized into a series fund, changed its name to Flag Investors Series Funds, Inc., and its existing series, the Flag Investors International Equity Fund became a feeder fund of the International Equity Portfolio (the `Portfolio'). Institutional Shares began operations on July 31, 2000.

     Under a license agreement dated September 1, 2000, between the Company and Deutsche Banc Alex. Brown LLC (predecessor to Deutsche Banc Alex. Brown Inc.) (`DB Alex. Brown'), DB Alex. Brown licenses to the Company the `Flag Investors' name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

     The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing all of its assets in a diversified open-end management investment company, the Portfolio, having the same investment objective as the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Board of Directors determines that it is in the best interests of the Fund to do so.

     Bankers Trust Company (`Bankers Trust' or the `Advisor') manages the Portfolio's investments. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

INVESTMENT POLICIES

     Under normal circumstances, the Portfolio invests at least 65% of the value of its total assets in stocks and other securities with equity characteristics of companies primarily based in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Advisor believes to be an acceptable degree of risk in anticipation of superior returns.

     The Portfolio's investments will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

     In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

     In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index. Similarly, country exposure may also be achieved through investments in other registered investment companies.

     The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in the section entitled `Short-Term Instruments' below.

SECURITIES IN WHICH THE PORTFOLIO INVESTS

EQUITY INVESTMENTS

     The Portfolio invests primarily in common stocks and other securities with equity characteristics. For purposes of the Portfolio's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, `equity securities' are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, in addition to investments in restricted or unlisted securities.

     COMMON STOCK

     Common stocks, the most familiar type of equity securities, represent equity (ie, ownership) interests in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

     PREFERRED STOCK

     Preferred stock has a preference (ie, ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (ie, ranks lower) in liquidation of fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (eg, common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

     All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services (`S&P') and Moody's Investors Service, Inc. (`Moody's') although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, will be of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

     TRUST OR LIMITED PARTNERSHIP INTERESTS

     Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

     WARRANTS

     The Portfolio may purchase warrants in value of up to 10% of its net assets. Warrants are securities that give the Portfolio the right, but not the obligation, to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

     While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

     CONVERTIBLE SECURITIES

     A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible. The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its convertible securities. Convertible securities have lower yields than comparable fixed income securities.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

     In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as interest rates increase. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SHORT-TERM INSTRUMENTS

     The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 35% of the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities and when desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices. In addition, when in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets, up to 100% of the Portfolio's assets may be invested in such short-term instruments.

     Short-term instruments consist of US and non US: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

     COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. See the Appendix for a description of commercial paper ratings.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

     Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then `accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     REPURCHASE AGREEMENTS

     In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its securities. To the extent that, in the meantime, the value of the securities repurchased had changed, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

DERIVATIVES

     The Portfolio may invest in various instruments that are commonly known as `derivatives'. Generally, a derivative is a financial arrangement, the value of which is based on, or `derived' from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. The Advisor will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

     OPTIONS ON SECURITIES

     The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (`covered options') in an attempt to increase income. However, in so doing, the Portfolio may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

     When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the `exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Portfolio must sell the security to the option holder at the exercise price. By writing a covered call option, the

     Portfolio forgoes, in exchange for the premium less the commission (`net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

     A put option sold by the Portfolio is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Portfolio's obligations. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

     The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a `closing purchase transaction'. The Portfolio realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a `closing sale transaction' which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option is eliminated. If a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Portfolio's custodian.

     The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

     The Portfolio normally purchases put options in anticipation of a decline in the market value of securities in its portfolio (`protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities remains at or above the exercise price. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Portfolio may engage in over-the-counter options (`OTC Options') transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with which the Portfolio enters into such options transactions under the general supervision of the Portfolio's Trustees. The Portfolio intends to treat OTC Options purchased and the assets used to `cover' OTC Options written as not readily marketable and therefore subject to the limitations described in the section entitled `Investment Restrictions'. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limitation on investment in illiquid securities.

     OPTIONS ON SECURITIES INDICES

     In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under `Options on Securities'.

     Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash `exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed `index multiplier'. Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices is subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

     OPTIONS ON FOREIGN SECURITIES INDICES

     The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.

     To the extent permitted by US federal or state securities laws, the Portfolio may invest in options on foreign stock indices in lieu of direct investment in foreign securities. The Portfolio may also use foreign stock index options for hedging purposes.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and usually depends on the Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated `contracts markets' by the Commodities Futures Trading Commission (`CFTC'), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month US Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

     At the same time a futures contract is entered into, the Portfolio must allocate cash or securities as a deposit payment (`initial margin'). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of `variation margin' may be required, since each day the Portfolio provides or receives cash that reflects any decline or increase in the contract's value.

     Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio incurs brokerage fees when it enters into futures contracts.

     The assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

     Futures contracts entail risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     Options on Futures Contracts. The Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when the Portfolio is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the prices of debt securities due to rising interest rates.

     The writing of a call option on a futures contract may constitute a partial hedge against declining prices of portfolio securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio retains the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio retains the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio incurs a loss which is reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     FUTURES CONTRACTS ON DOMESTIC AND FOREIGN SECURITIES INDICES

     The Portfolio may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

     When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

     Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

     INVESTMENT RESTRICTIONS ON FUTURES TRANSACTIONS

     The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

     CURRENCY EXCHANGE TRANSACTIONS

     Because the Portfolio buys and sells securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. The Portfolio either enters into these transactions on a spot (ie,, cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Portfolio may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the CFTC, it may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

     The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue.

     Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

     OPTIONS ON FOREIGN CURRENCIES

     The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Portfolio may purchase call options on a foreign currency when the Advisor anticipates that the currency will appreciate in value.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Advisor anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is `covered' if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
     (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

     The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

     There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. The Portfolio intends to treat OTC Options as not readily marketable and therefore subject to the Portfolio's 15% limit on illiquid securities.

     SECURITIES OF NON-US BASED ISSUERS

     American Depositary Receipts (`ADRs'), Global Depositary Receipts (`GDRs') and European Depositary Receipts (`EDRs') are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the US, international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

     OTHER INVESTMENTS AND INVESTMENT PRACTICES

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

     LENDING OF PORTFOLIO SECURITIES

     The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. The Portfolio will not lend securities to Bankers Trust, the Distributor or their affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or by obtaining yield in the form of interest paid by the borrower when US government obligations are used as collateral. During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

     ILLIQUID SECURITIES

     Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a `safe harbor' from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities.

     The Advisor will monitor the liquidity of Rule 144A securities in the Portfolio's holdings under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (eg, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

     INVESTMENT COMPANIES

     With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies may also be made for other purposes, such as noted herein under the section entitled `Short-Term Instruments', and are limited in amount by the 1940 Act, unless permitted to exceed these limitations by an exemptive order of the SEC. Such investments will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

     ASSET COVERAGE

     To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

     ADDITIONAL RISK FACTORS

     In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

     FOREIGN SECURITIES

     The Portfolio will, under normal market conditions, invest a significant portion of its assets in foreign securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (ie,, cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange, Inc. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

     DEVELOPED AND EMERGING MARKETS

     The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

     Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the `OCC'), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

     Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. These differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing the Fund's shareholders not voting will be voted by the Directors or Officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

     Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution `in kind' of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

     The Fund may withdraw its investment from the Portfolio at any time, if the Company's Board of Directors determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Company's Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio. The Fund's investment objective is a fundamental policy and may not be changed without the approval of the Fund's shareholders. Because the investment objective of the Portfolio is not a fundamental policy and may be changed without the approval of its shareholders, if there is a change in the Portfolio's investment objective, the Company's Board of Directors would submit the matter to the Fund's shareholders for a vote. Shareholders of the Portfolio will receive 30 days prior written notice with respect to any change in the investment objective of the Portfolio.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. Ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Portfolio's Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectus is set forth in the Appendix to this SAI.

INVESTMENT RESTRICTIONS

     The following investment restrictions are `fundamental policies' of the Fund and may not be changed with respect to the Fund without the approval of a `majority of the outstanding voting securities' of the Fund.

     Except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective, as a matter of fundamental policy, the Fund will not:

1. With respect to 75% of its assets, invest more than 5% of the Fund's total assets in the securities of any one issuer (excluding cash, cash equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any one issuer (excluding securities of other investment companies);

2. Borrow money except to the extent permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time;

3. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes, banks and insurance companies are considered to be separate industries);

4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

5. Purchase or sell commodities or commodity contracts provided that the Fund may invest in financial futures and options on such futures;

6. Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.   Issue senior securities;

8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may lend portfolio securities and enter into repurchase agreements.

     As a matter of fundamental policy, the Portfolio may not:

1. Borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption `Additional Restrictions' below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

2. Underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. Make loans to other persons except: (a) through the lending of the Portfolio's securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, real estate acquired as a result of the Portfolio's ownership of securities);

5. Concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

7. With respect to 75% of the Portfolio's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, US government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

ADDITIONAL RESTRICTIONS OF THE FUND

     In order to comply with certain statutes and policies, the Fund will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective): (i) Invest in shares of any other open-end investment company registered under the 1940
Act, except as permitted by federal law; (ii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not currently marketable (excluding Rule 144A securities deemed by the Board of Directors of the Fund to be liquid).

OTHER CONSIDERATIONS

     The Fund's investments in convertible securities rated below investment grade will not exceed 5% of the value of its total assets.

ADDITIONAL INVESTMENT RESTRICTIONS OF THE PORTFOLIO

     In order to comply with certain statutes and policies, the Portfolio will not as a matter of operating policy:

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) invest for the purpose of exercising control or management of another company;

(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio, unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

(vi) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not currently marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the OCC, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and
       (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

     There will be no violation of any investment restriction (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.

VALUATION OF SHARES AND REDEMPTION

VALUATION

     The net asset value per Share is determined daily as of the close of the New York Stock Exchange each day on which the New York Stock Exchange is open for business (a `business day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities held by the Portfolio which are listed on foreign exchanges may be traded on days that the Portfolio does not value its securities, such as Saturdays and the customary US business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund. The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These `late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

REDEMPTION

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund and the Portfolio will redeem Shares in cash as described in the Prospectus. However, if the Board of Directors of the Fund determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under the section entitled `Valuation of Shares', and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

     The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Fund that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. You are urged to consult with your tax advisor regarding whether such exemption is available.

     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the `Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company (`RIC') under Subchapter M of the Code. Accordingly, the Fund generally must, among other things,

     (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and

     (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year,

          (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and

          (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

     In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

     Although the Fund intends to distribute substantially all of its net investment income and may distribute its net capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

     If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to you as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction if you are a corporate shareholder. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

FUND DISTRIBUTIONS

     Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

     The Fund may either retain or distribute to shareholders its excess of net realized long-term capital gains over realized net short-term capital losses (`net capital gains'). If such gains are distributed as a capital gain distribution, they are taxable to you if you are an individual at a maximum rate of 20%, regardless of the length of time you have held your Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, you will include such undistributed gains in your income, will increase your basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by you and will be able to claim their share of the tax paid by the Fund as a refundable credit.

     If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce your cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when you sell those shares on which the distribution was received. Because the Fund's income is derived primarily from investments in foreign rather than domestic US Securities, no portion of its distributions will generally be eligible for the dividends-received deduction.

     Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

     You should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gain distribution. You will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to your purchase.

     The Fund will provide you an annual statement describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction, if any.

     The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. As discussed below, the Fund intends to qualify for, and to make, an election that will allow it to pass-through to shareholders their pro-rata share of any foreign taxes deemed paid by the Fund by virtue of its investment in the Portfolio.

 SALE OR EXCHANGE OF FUND SHARES

     The sale or exchange of your Shares generally is a taxable event. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if you have held it for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

     In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to you if you (1) have failed to provide a correct tax identification number, (2) are subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

FEDERAL EXCISE TAX

     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

     If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes and are encouraged to consult your tax advisor prior to investing in the Fund.

STATE AND LOCAL TAXES

     Rules of US state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for US federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other US state and local tax rules regarding an investment in the Portfolio.

FOREIGN SECURITIES

     Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries will vary.

     If the Portfolio is liable for foreign taxes, and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election pursuant to which certain foreign taxes paid by the Portfolio would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in your income, and you unless you are tax-exempt, may, subject to certain limitations, claim either a credit or deduction for the taxes (but not both). You will be notified after the close of the Fund's taxable year whether the foreign taxes paid will `pass through' for that year and, if so, such notification will designate (a) your portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

     The amount of foreign taxes for which you may claim a credit in any year will generally be subject to a separate limitation for `passive income', which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Portfolio on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

TAXATION OF THE PORTFOLIO

     The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio. Distributions received by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that: (i) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (ii) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and
(iii) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The overall business and affairs of the Company are managed by its Board of Directors. The Board approves all significant agreements between the Company and persons or companies furnishing services to the Company, including the Company's agreements with the Fund's administrator, distributor, custodian and transfer agent. The Directors and executive officers of the Company, their respective dates of birth and their principal occupations during the last five years are set forth below. A Director who is an `interested person' of the Company as that term is defined in Section 2(a)(19) of the 1940 Act is denoted by an `*'. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

DIRECTORS OF THE FUND

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)

Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company; Director and Chairman, Virginia Hot Springs Inc. (property management); Director, Agronex (biotechnology). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)

IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director and President (7/17/45)

Managing Director, Deutsche Asset Management, Deutsche Banc Alex. Brown Inc. (formerly DB Alex. Brown LLC); Director and President, Investment Company Capital Corp. (registered investment advisor). Director and President, Deutsche Asset Management Mutual Funds (registered investment companies). Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)

8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), Corvis Corporation (optical networks), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.),1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)

26 Farmstead Road, Short Hills, New Jersey 07078. Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants,1992-1998, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation (personal consumer products), retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)

Duke University, Investment Counsel, 2200 West Main Street, Suite 240, Durham, North Carolina 27705. Executive Vice President , Investment Counsel Duke University; Director, Victory Funds (registered investment companies); Lead Director, National Commerce Bank Corporation (NCBC) (banking); Chairman, Winston Hedged Equity Group. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director AMBAC Treasurers Trust (registered investment company); DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments), Executive Vice President, Duke University (education, research and health care).

REBECCA W. RIMEL, Director (4/10/51)

The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC, President and Trustee, Trust for Investment Managers (registered investment company) President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc. and The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).

CARL W. VOGT, Esq., Director (4/20/36)

Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); and Interim President of Williams College and President, Flag Investors Family of Funds (registered investment companies).

OFFICERS OF THE FUND

RICHARD T. HALE, President
(See above)

CHARLES A. RIZZO, Treasurer (8/5/57)

Director, Deutsche Asset Management; Formerly Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; and Senior Manager, Coopers & Lybrand L.L.P. (now
PricewaterhouseCoopers LLP), 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)

Director, Deutsche Asset Management; Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1997-1999; and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1988-1997.

DANIEL O. HIRSCH, ASSISTANT SECRETARY (3/27/54)

Director, Deutsche Asset Management; Formerly Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; and Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

TRUSTEES OF THE PORTFOLIO

CHARLES P. BIGGAR, Trustee (10/13/30)

12 Hitching Post Lane, Chappaqua, New York 10514. Trustee, each of the investment companies in the BT Fund Complex* (registered investment companies); Retired; former Vice President, International Business Machines (`IBM') and President, National Services and the Field Engineering Divisions of IBM.

S. LELAND DILL, Trustee (3/28/30)

5070 North Ocean Drive, Singer Island, Florida 33404. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust and Phoenix-Euclid Market Neutral Fund (registered investment companies). Formerly Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; and General Partner, Pemco (registered investment company).

MARTIN J. GRUBER, Trustee (7/15/37)

229 South Irving Street, Ridgewood, New Jersey 07450. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA (registered investment company); Trustee, SG Cowen Mutual Funds (registered investment company); and Trustee, Japan Equity Fund and Taiwan Equity Fund (registered investment companies).

RICHARD T. HALE, Trustee (7/17/45)
(See above.)

RICHARD J. HERRING, Trustee (2/18/46)

325 South Roberts Road, Bryn Mawr, Pennsylvania 19010. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since 1972).

BRUCE E. LANGTON, Trustee (5/10/31)

99 Jordan Lane, Stamford, Connecticut 06903. Trustee, each of the investment companies in the BT Fund Complex *(registered investment companies); Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever US Corporation (1989 to present) (publicly held company registered under the Securities Exchange Act of 1934); and Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present) (registered investment company).

PHILIP SAUNDERS, JR., Trustee (10/11/35)

445 Glen Road, Weston, Massachusetts 02193. Trustee, each of the investment companies in the BT Fund Complex* (registered investment companies); Principal, Philip Saunders Associates (Economic and Financial Analysis); Formerly, Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc.

HARRY VAN BENSCHOTEN, Trustee (2/18/28)

6581 Ridgewood Drive, Naples, Florida 34108. Trustee, each of the investment companies in the BT Fund Complex* (registered investment companies); Retired; Director, Canada Life Insurance Corporation of New York.

OFFICERS OF THE PORTFOLIO

JOHN A. KEFFER, President and Chief Executive Officer (7/14/42)

President, Forum Financial Group L.L.C. and its affiliates.

DANIEL O. HIRSCH, Secretary (3/27/54)
(See Above)

CHARLES A. RIZZO, Treasurer (8/5/57)
(See Above)

------------------------
* The `BT Fund Complex' consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

     Directors and officers of the Company are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corporation (`ICCC') or its affiliates. There are currently 24 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the `Fund Complex'). Mr. Semans serves as Chairman of five funds and as a Director of 19 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as President and of 21 funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald ,Wadsworth and Vogt serve as Directors of each of the funds in the Fund Complex. Mr. Hardiman serves as Director of each of these funds except for Flag Investors Emerging Growth Fund, Inc. and Flag Investors Short-Intermediate Fund, Inc. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary or Assistant Secretary, and Mr. Hirsch serves as Assistant Secretary, of, each of the funds in the Fund Complex.

     Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Deutsche Banc Alex. Brown, Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

     Officers of the Company receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Company who are officers or directors of the Advisor or its affiliates may be considered to have received remuneration indirectly. As compensation for his/her services, each Director who is not an `interested person' of the Company (as defined in the 1940 Act) (an `Independent Director') receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his/her attendance at board and committee meetings) from each fund in the Fund Complex for which he/she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 2000, Independent Directors' fees attributable to the assets of the Fund totaled approximately $58.74.

     The following table shows aggregate compensation and retirement benefits payable to each of the Company's Directors by the Company and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 2000.

                               COMPENSATION TABLE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                AGGREGATE COMPENSATION                                    TOTAL COMPENSATION FROM
                                   FROM THE COMPANY                                          THE COMPANY AND
                                 PAYABLE TO DIRECTORS       PENSION OR RETIREMENT       FUND COMPLEX PAYABLE TO
                                 FOR THE FISCAL YEAR         BENEFITS ACCRUED AS      DIRECTORS FOR THE FISCAL YEAR
NAME OF PERSON/POSITION         ENDED OCTOBER 31, 2000      PART OF FUND EXPENSES        ENDED OCTOBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
Truman T. Semans (1)
Chairman                                $0                          $0                                 $0
------------------------------------------------------------------------------------------------------------------------------------
Richard R. Burt                     $47.19                          $0                         $39,000 for service on 23
Director                                                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
Richard T. Hale (1, 2)                  $0                          $0                                 $0
Director / President
------------------------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                                                                             $39,000 for service on 21
Director                            $47.19                          $0 (5)                     Boards in the Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
Louis E. Levy                                                       $0 (5)                     $49,000 for service on 23
Director                            $59.29                                                     Boards in the Fund Complex
------------------------------------------------------------------------------------------------------------------------------------

                                AGGREGATE COMPENSATION                                    TOTAL COMPENSATION FROM
                                   FROM THE COMPANY                                          THE COMPANY AND
                                 PAYABLE TO DIRECTORS       PENSION OR RETIREMENT       FUND COMPLEX PAYABLE TO
                                 FOR THE FISCAL YEAR         BENEFITS ACCRUED AS     DIRECTORS FOR THE FISCAL YEAR
NAME OF PERSON/POSITION         ENDED OCTOBER 31, 2000      PART OF FUND EXPENSES        ENDED OCTOBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
Eugene J. McDonald                                                  $0 (5)                     $49,000 for service on 23
Director                            $59.29                                                     Boards in the Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel (3)                                                                           $39,000 for service on 23
Director                            $24.15                          $0                         Boards in the Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (4)                                                    $0 (5)                     $39,000 for service on 11
Director                            $47.58                                                     Boards in the Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                                                                            $39,000 for service on 23
Director                            $47.19                          $0                         Boards in the Fund Complex
------------------------------------------------------------------------------------------------------------------------------------


(1) A director who is an `interested person' as defined in the Investment Company Act.

(2) Resigned effective November 26, 1998. Re-elected to the Company's Board effective February 16, 2000; elected as Company President effective December 19, 2000.

(3)  Elected to the Company's Board effective February 16, 2000.

(4) Retired as President effective December 19, 2000. Currently serves as Director of the Fund. Mr. Vogt's compensation includes amounts received when he served as President of the Company and other funds in the Fund Complex.

(5) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year October 31, 2000 was approximately $348.

     The following table shows aggregate compensation and retirement benefits payable to each of the Portfolio's Trustees by the International Equity Portfolio and the BT Fund Complex, respectively, for the twelve months ended October 31, 2000:


                                    AGGREGATE COMPENSATION FROM        AGGREGATE COMPENSATION FROM
                                  INTERNATIONAL EQUITY PORTFOLIO     BT FUND COMPLEX FOR THE TWELVE
                                   FOR THE TWELVE MONTHS ENDED        MONTHS ENDED OCTOBER 31, 2000
NAME OF PERSON / POSITION              OCTOBER 31, 2000                   AND DECEMBER 31, 2000
Charles P. Bigger, Trustee                   $850                        $42,500 / $41,250
S. Leland Dill, Trustee                      $841                        $42,500 / $41,250
Martin J. Gruber, Trustee                    $850                        $42,500 / $41,250
Richard T. Hale, Trustee(2)                  $0                          $0
Richard J. Herring, Trustee                  $827                        $42,500 / $41,250
Bruce E. Langton, Trustee                    $841                        $42,500 / $41,250
Philip Sauders, Jr., Trustee                 $841                        $42,500 / $41,250
Harry Van Benschoten, Trustee                $815                        $42,500 / $41,250
Kelvin Lancaster, Trustee(3)                 $0                          $0

(1) Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax-Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio and Capital Appreciation Portfolio for the year ended December 31, 2000.

(2)  A Trustee who is an `interested person' as defined in the 1940 Act.

(3)  Deceased prior to receiving compensation for the above period.

     The Fund Complex has adopted a Retirement Plan for Directors who are not employees of the Company, the Company's administrator or its respective affiliates (the `Retirement Plan'). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50%. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Company currently has two participants in the Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Messrs. McDonald and Levy have qualified for, but have not received, benefits.

     Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Mr. McDonald, 8years; for Mr. Levy, 6 years; for Ms. Rimel and Mr. Vogt, 5 years; for Mr. Hardiman, 2 years; and for Mr. Burt and Mr. Wadsworth, 1 year.


        ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND COMPLEX UPON RETIREMENT


YEARS OF SERVICE         CHAIRMEN OF AUDIT AND EXECUTIVE COMMITTEES   OTHER PARTICIPANTS
6 years                  $ 4,900                                      $ 3,900
7 years                  $ 9,800                                      $ 7,800
8 years                  $14,700                                      $11,700
9 years                  $19,600                                      $15,600
10 years or more         $24,500                                      $19,500

     Any Director of the Company who receive fees from the Company is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Ms. Rimel and Messrs. Burt, Levy, McDonald, Vogt and Wadsworth have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and the Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Director's deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years. None of the Directors' compensation attributable to the Fund was deferred during the year ended October 31, 2000.

CODES OF ETHICS

     The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits access persons to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements. In addition, the Code provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Company in the same security, subject to certain exceptions. The Code also prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements. The Board of Trustees of the Portfolio has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Portfolio's Code of Ethics permits access persons to invest in securities for their own accounts, provided that the access persons comply with the provisions of the advisor's code of ethics and requires that the Code be approved by the Board of Trustees. In addition, the Fund's code contains reporting requirements applicable to disinterested directors of the Fund. The Portfolio's advisor, Bankers Trust, has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Bankers Trust Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with that Code's preclearance requirements and other restrictions including `blackout periods' and minimum holding periods, subject to certain exceptions. The Bankers Trust Code prohibits purchases of securities in US initial public offerings and requires prior approval for purchases of securities in private placements. These Codes of Ethics are on public file with, and are available from, the SEC.

     The Company's principal underwriter, ICC Distributors, Inc. is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES

     Bankers Trust is the Portfolio's investment advisor. Bankers Trust is the principal banking subsidiary of Bankers Trust Corporation. Bankers Trust Corporation is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. At a Special Meeting held on October 8, 1999, shareholders of the Portfolio approved a new investment advisory agreement with Morgan Grenfell Inc. On October 5, 1999, Morgan Grenfell, Inc. was renamed Deutsche Asset Management Inc. (`DeAM Inc.'). The new investment advisory agreement with DeAM Inc. may be implemented within two years of the date of the Special Meeting upon approval of a majority of the members of the Board of Trustees of the Portfolio who are not `interested persons' (`Independent Trustees'), with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under the section entitled `Capital Stock".) Shareholders of the Portfolio also approved a new sub-advisory agreement among each portfolio, DeAM Inc. and Bankers Trust under which Bankers Trust may perform certain of DeAM Inc.'s responsibilities, at DeAM Inc.'s expense, upon approval of the Independent Trustees, within two years of the date of the Special Meeting. DeAM Inc. is a subsidiary of Deutsche Asset Management Ltd., a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank.

     Bankers Trust and ICCC have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% for the Institutional Shares, 1.50% for Class A Shares and 2.25% for Class B and Class C Shares. This agreement will continue until at least February 28, 2002 and may be extended.


     Advisory fees paid by the Portfolio to Bankers Trust for the period November 1, 1999 - October 31, 2000, advisory fees paid by the Fund to ICCC and sub-advisory fees paid by ICCC to Glenmede for periods November 1, 1999 - February 28, 2000 and the years ended October 31, 1999 and 1998 were as follows:

                                  YEAR ENDED OCTOBER 31,
FEES PAID TO:              2000          1999            1998
                          ------------------------------------
Bankers Trust           $23,413,787(1)     N/A           N/A
ICCC                    $0(2)             $0(3)         $0(4)
Glenmede                $24,147(2)        $69,173       $3,399


--------------------------------------------------------------------------------
(1) The advisory fee paid to Bankers Trust includes the entire period ended October 31, 2000 and includes fees paid on assets of the Portfolio's other feeder funds. The Fund became a feeder of the Portfolio on February 29, 2000. The adviser fee is calculated on the Portfolio level, of which the Fund is only a portion. Prior to February 29, 2000, ICCC served as the Fund's advisor and Glenmede Trust Company served as the Fund's sub-advisor.

(2) For the period November 1, 1999 - February 29, 2000. The Fund paid ICCC for advisory services, from which, ICCC paid Glenmede its sub-advisory fees.

(3) Net of fee waivers of $94,386. During this period, ICCC also reimbursed expenses of $106,660.

(4) Net of fee waivers of $98,993. During this period, ICCC also reimbursed expenses of $73,256.

(5) Net of fee waivers of $32,687. During this period ICCC also reimbursed expenses of $34,380.


--- At October 31, 2000, the assets of the Portfolio (including the assets of the Fund) were $2,961,319,647.



     ICCC serves as the Fund's administrator, transfer and dividend disbursing agent and provides accounting services to the Fund. Bankers Trust provides custody services to the Fund. (See the section entitled `Administrator, Custodian, Accounting Services, Transfer Agent.')

DISTRIBUTION OF FUND SHARES

     ICC Distributors, Inc. (`ICC Distributors' or the `Distributor') serves as the exclusive distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the `Distribution Agreement').

     The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Company's Board of Directors and the Company's Articles of Incorporation and By-Laws; and (v) provide the Company's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of ICC Distributors' duties or obligations under the

Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

     The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Company's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under the section entitled `Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to the Company provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the Company or (ii) a vote of a majority of the Company's Board of Directors including a majority of the Independent Directors and so long as the Fund's Plans of Distribution are approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

     ICC Distributors and certain broker-dealers (`Participating Dealers') have entered into Sub-Distribution Agreements under which broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated at any time, in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

     In addition, the Company may enter into Shareholder Servicing Agreements with certain financial institutions, including Deutsche Banc Alex. Brown Inc. and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Company may also enter into Shareholder Servicing Agreements pursuant to which the Administrator or its affiliates will provide compensation out of its own resources. State securities laws may require banks and financial institutions to register as dealers.

     As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares. With respect to Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B Shares and Class C Shares respectively. ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares and Class C Shares, respectively. In addition, with respect to the Class B and Class C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of the respective average daily net assets of the Class B and the Class C Shares. (See the applicable Prospectus.) ICC Distributors receives no distribution or shareholder service fees for distributing the Institutional Shares. As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:



Year Ended October 31,

                                      2000          1999          1998
--------------------------------------------------------------------------------
12b-1 Fee - Class A Shares(1)         $35,668       $31,462       $32,998
--------------------------------------------------------------------------------
12b-1 Fee and Service Fee -
       Class B Shares(2)              $3,862        N/A           N/A
--------------------------------------------------------------------------------
12b-1 Fee and Service Fee -
       Class B Shares(2)              $5,093        N/A           N/A
--------------------------------------------------------------------------------


(1)  Class A Shares do not have a Shareholder Service Fee.
(2)  Class B Shares and Class C Shares were not offered prior to February 29,
     2000.

     Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Company on behalf of the Fund has adopted a Plan of Distribution for Class A, Class B and Class C Shares (the `Plans'). Under each Plan, the Company, on behalf of each class, except the Institutional class pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter, as specifically approved (a) at least annually by the Company's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

     In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the applicable class. The Plans may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Company's Independent Directors or by a vote of a majority of the applicable class' outstanding Shares (as defined under the section entitled `Capital Stock').

     During the continuance of the Plans, the Company's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to any Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Company's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

     The Company's distributor received commissions on the sale of the Fund's Class A Shares (of which only a portion was retained) in the following amounts:


                                                    FISCAL YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------
CLASS                                  2000                  1999                       1998
----------------------------------------------------------------------------------------------------
                              RECEIVED    RETAINED     RECEIVED    RETAINED     RECEIVED    RETAINED
----------------------------------------------------------------------------------------------------
Class A Shares
Commissions                  $1,877        $0          $6,608(1)    $2,056(1)      $0        $0
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Class B Shares
Contingent Deferred
Sales Charge(2)              N/A           N/A         N/A          N/A            N/A       N/A
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Class C Shares
Contingent Deferred
Sales Charge(2)              $  667        N/A         N/A          N/A            N/A       N/A
----------------------------------------------------------------------------------------------------

(1)  By ICC Distributors.

(2)  Class B Shares and Class C Shares were not offered prior to February 29,
     2000.

     The Company will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund or the Portfolio pays or causes to be paid all continuing expenses of the Fund and the Portfolio, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly assumed by Bankers Trust, ICCC or ICC Distributors.

     The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     The Advisor seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     The Advisor is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term `research, market or statistical information' includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Advisor may consider sales of shares of the Fund and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Advisor, it is the opinion of the management of the Portfolio that such information is only supplementary to the Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Portfolio, and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by brokers and dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

     In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Advisor's other clients. Investment decisions for the Portfolio and for the Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

     Bankers Trust directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


                               FISCAL YEAR ENDED OCTOBER 31,

                             2000(1)        1999          1998
                             ---------------------------------------------------
Transactions Directed        $4,625,521    $1,633,295    $9,557,179
Commissions Paid             $   48,614    $    2,674    $   22,749

(1) Prior to February 29, 2000, ICCC served as the Fund's advisor and Glenmede Trust Company served as the Fund's sub-advisor. Therefore the amounts listed for fiscal year ended October 31, 2000 include Glenmede directed transactions to broker dealers. The increase in directed transactions to broker-dealers and the related commissions in year-ended 2000 are a result of the change in advisors to the Fund on February 29, 2000.

     Prior to February 29, 2000, subject to the above considerations, the Board of Directors had authorized the Fund to effect portfolio transactions through the Advisor or its affiliates. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid the Advisor or its affiliates must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and required Bankers Trust, ICCC and Glenmede to furnish reports and to maintain records in connection with such reviews. For the period March 1, 2000 to October 31, 2000 the Portfolio paid $173,294 in brokerage commissions to affiliates of Deutsche Bank AG. For the period November 1, 1999 to February 29, 2000 and for the fiscal years ended October 31, 1999 and October 31 1998, the Fund did not pay any brokerage commissions to affiliates of ICCC.

     The Fund is required to identify any securities of its `regular brokers or dealers' (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 2000, the Fund did not hold any securities of its regular brokers or dealers.

CAPITAL STOCK

     Under the Company's Articles of Incorporation, the Company is authorized to issue Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

     The Company's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Company currently has two Series and the Board has designated various classes of shares for each series. This Statement of Additional Information describes: Flag Investors International Equity Fund Class A Shares, Flag Investors International Equity Fund Class B Shares, Flag Investors International Equity Fund Class C Shares and Flag Investors International Equity Fund Institutional Shares. In the event separate series or classes are established, all Shares of the Company, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as a separate entity. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Company (other than 12b-1 and any applicable service fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class. Shareholders of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors of the Company.

     There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Company's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Company, each Share is entitled to its portion of the Company's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

     As used in this Statement of Additional Information the term `majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

ADMINISTRATOR, CUSTODIAN, ACCOUNTING SERVICES AND TRANSFER AGENT

     Under a Master Services Agreement, ICCC is obligated on a continuous basis to provide such administrative service as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Company. ICCC will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Company), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities, if applicable; supply supporting documentation for meetings of the Board of Directors; provide monitoring reports and assistance regarding compliance with the Company's Articles of Incorporation, By-Laws, investment objective and policies and with applicable federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

     ICCC is entitled to receive an annual fee for providing administrative services to the Fund that is calculated daily and paid monthly at an annual rate of 0.20% of the Fund's average net assets. For the year ended October 31, 2000, ICCC's administrative fee was $29,856. Bankers Trust and ICCC have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% for the Institutional Shares, 1.50% for Class A Shares and 2.25% for Class B and Class C Shares. This agreement will continue until at least February 28, 2002 and may be extended.

     Bankers Trust Company 130 Liberty Street, New York, New York 10006, has been retained to act as administrator of the Portfolio, and as custodian of the Company's and the Portfolio's assets. Bankers Trust is entitled to receive an annual fee for providing administrative and custody services to the Portfolio that is calculated daily and paid monthly at an annual rate of 0.15% of the Portfolio's average net assets. For the year ended October 31, 2000, the Portfolio paid Bankers Trust $5,427,579 in administrative and services fees. Bankers Trust has presented information to the Portfolio's Board of Directors regarding any non-branch correspondent institutions with which it may enter into agreements to hold the Portfolio's assets abroad and, based upon its review of such information, the Board has found such arrangements to comply with the requirements of Rule 17f-5 under the 1940 Act and to be consistent with the best interests of the Portfolio and its shareholders. Bankers Trust receives such compensation from the Company for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Company. For the fiscal year ended October 31, 2000, the Company paid Bankers Trust $5,020 as compensation for providing custody services to the Fund. In addition, as stated above under the section entitled `Loans of Portfolio Securities', Bankers Trust may receive additional revenue from the Portfolio for securities lending transactions. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Company pays ICCC up to $16.06 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 2000, such fees totaled $16,645.

     ICCC also provides certain accounting services to the Company. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.


     AVERAGE DAILY NET ASSETS            INCREMENTAL ANNUAL ACCOUNTING FEE
0 - $10,000,000                          $25,000 (fixed fee)
$10,000,000 - $25,000,000                  0.080%
$25,000,000 - $50,000,000                  0.060%
$50,000,000 - $75,000,000                  0.040%
$75,000,000 - $100,000,000                 0.035%
$100,000,000 - $500,000,000                0.017%
$500,000,000 - $1,000,000,000              0.006%
over $1,000,000,000                        0.002%

     In addition, the Company will reimburse ICCC for the following out of pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage. For the fiscal year ended October 31, 2000, ICCC received accounting fees of $32,583.

INDEPENDENT ACCOUNTANTS

     The independent accountant for the Company is PricewaterhouseCoopers LLP located at 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201. For the fiscal years ended October 31, 1994 through October 31, 1999, the annual financial statements of the Company were audited by Deloitte & Touche LLP whose report thereon appears in the Company's Annual Report, and have been included therein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Deloitte & Touche LLP has offices at Princeton-Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540.

LEGAL MATTERS

     Morgan, Lewis & Bockius LLP serves as counsel to the Company.

PERFORMANCE INFORMATION

     For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC must be calculated according to the following formula:

P(1 + T) TO THE POWER OF n  = ERV

Where:    P   =  a hypothetical initial payment of $1,000
          T   =  average annual total return
          n   =  number of years (1, 5 or 10)
          ERV =  ending redeemable value at the end of the 1-, 5-, or
                 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

     Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods or a shorter period dating from the effectiveness of the Company's registration statement.

     Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 2000** were as follows:


                      ONE-YEAR PERIOD ENDED  FIVE-YEAR PERIOD ENDED   TEN-YEAR PERIOD ENDED
                        OCTOBER 31, 2000        OCTOBER 31, 2000        OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------

                   ENDING                        ENDING                        ENDING
                 REDEEMABLE                    REDEEMABLE                    REDEEMABLE
CLASS              VALUE       TOTAL RETURN      VALUE       TOTAL RETURN      VALUE      TOTAL RETURN
------           -----------   ------------    -----------   ------------    -----------  -----------
Class A(1)         $715        -28.50%         $1,224.28        4.13%        $1,516.25     4.25%
Class B(2)          N/A         N/A             N/A             N/A           N/A          N/A
Class C(3)          N/A         N/A             N/A             N/A           N/A          N/A
Institutional       N/A         N/A             N/A             N/A           N/A          N/A
Class(4)

(1)  November 18, 1996  (Inception Date)
(2)  February 29, 2000  (Inception Date)
(3)  February 29, 2000  (Inception Date)
(4)  July 31, 2000   (Inception Date)

** The management of the Fund changed effective February 29, 2000. These returns reflect the performance of the prior Fund management.

Values are not available for Class B, Class C and Institutional Shares because they have not been offered for a full year.

     The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Morningstar, Inc., or with the performance of the Europe,

Australsia and Far East Index, the Standard & Poor's 500 Stock Index (R) or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

     For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate for the fiscal year 2000, for the period November 1, 1999 through February 28, 2000 was17%, in fiscal year 1999 was 18% and in fiscal year 1998 was 27%. The International Equity Portfolio's portfolio turnover rate for the fiscal year 2000 was 140%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To Company management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of February 1, 2001.

-------------------------------------------------------------------------------------------------------------
                                    OWNED OF            BENEFICIALLY               PERCENTAGE OF
  NAME AND ADDRESS                   RECORD                OWNED                     OWNERSHIP
-------------------------------------------------------------------------------------------------------------
DB Alex. Brown LLC                     X                                        72.59% - Retail Shares
PO Box 1346
Baltimore, MD 21203
-------------------------------------------------------------------------------------------------------------
Edward D Jones & Co.                   X                                         5.71% - Retail Shares
FAO 9457000049-4
PO Box 2500
Maryland Hts., MO 63043
-------------------------------------------------------------------------------------------------------------
Investment Company Capital Corp.                         X                        100% - Institutional Shares
1 South Str.
Baltimore, MD 21202
-------------------------------------------------------------------------------------------------------------

     The Directors and executive officers as a group (12 persons) beneficially owned less than 1% of the Fund's total outstanding Shares, as of February 1, 2001.

FINANCIAL STATEMENTS

     The Company furnishes shareholders with annual report containing information about the Fund and its operations, including a list of investments held in the International Equity Portfolio and financial statements. The annual financial statements are audited by PricewaterhouseCoopers LLP, the Company's independent accountant.

     The financial statements for the Fund for the fiscal year ended October 31, 2000 are incorporated herein by reference to the Company's Annual Report dated October 31, 2000.

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)(1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(a)(2) Articles Supplementary incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(a)(3) Articles Supplementary incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(a)(4) Articles Supplementary dated July 26, 1999, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(a)(5) Articles Supplementary dated September 28, 1999, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(a)(6) Articles of Amendment to change Fund's name, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(a)(7) Articles Supplementary dated March 28, 2000, incorporated by reference to Exibit (a) (7) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-002945) on June 2, 2000.

(b)(1) By-Laws as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(c) Specimen Security with respect to Flag Investors Shares incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended to date, to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996 and
Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 17 to such Registration Statement, filed with the Securities and Exchange commission via EDGAR (Accession No. 950116-97-000357) on February 25, 1997.

(d)    Not Applicable.

(e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 18 to Registrant's Registration

Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

(e)(2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

(e)(3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

(e)(4) Appendix to Distribution Agreement dated December 29, 2000 to the Distribution Agreement between Registrant and ICC Distributors, Inc., filed herewith.

(f)    None.

(g) Custodian Agreement dated June 5, 1998 between Registrant and Bankers Trust Company, incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479) filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.

(h)(1) Master Services Agreement between Registrant and Investment Company Capital Corp., with Appendices for the provision of Administration, Transfer Agency and Accounting Services, dated September 1, 2000, filed herewith.

(h)(2) Form of Letter Agreement regarding Administration Services Fee between Registrant and Investment Capital Company Corp., filed herewith.

(h)(3) Form of Letter Agreement regarding Transfer Agency Services Fee between Registrant and Investment Company Capital Corp., filed herewith.

(h)(4) Form of Letter Agreement regarding Accounting Services Fees between Registrant and Investment Company Capital Corp., filed herewith.

(h)(5) Master License Agreement dated September 1, 2000, with Deutsche Banc Alex. Brown LLC, filed herewith.

(h)(6) Form of Expense Limitation Agreement among Registrant, International Equity Portfolio, Bankers Trust Company and Investment Company Capital Corp., filed herewith.

(i)    Opinion of Counsel, filed herewith.

(j)    Consent of Accountant, filed herewith.

(k)    None.

(l) Form of Subscription Agreement between Registrant and Investors incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A

(Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(m)(1) Distribution Plan with respect to Flag Investors International Fund Class A Shares incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000106) on February 28, 1996.

(m)(2) Amended Distribution Plan with respect to Flag Investors International Fund Class A Shares incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000474) on February 25, 1998.

(m)(3) Distribution Plan with respect to Flag Investors International Equity Fund Class B Shares, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(m)(4) Distribution Plan with respect to Flag Investors International Equity Fund Class C Shares, incorporated by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(n)    Not Applicable

(o)(4) Amended Rule 18f-3 Plan, incorporated by reference to Exhibit (o)(4) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8479), filed with the Securities and Exchange Commission via EDGAR on June 2, 2000.

(p)(1) Flag Investors Funds Code of Ethics, filed herewith.

(p)(2) Deutsche Asset Management Code of Ethics, filed herewith.

(p)(3) International Equity Portfolio Code of Ethics, incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (Registration No. 33-8479) field with the Securities and Exchange Commission via EDGAR on July 31, 2000.

(q)    Powers of Attorney, dated December 19, 2000, filed herewith.


Item 24. Persons Controlled by or under Common Control with Registrant.

       None.

Item 25. Indemnification.

       Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit a(1) to this Registration Statement and incorporated herein by reference, provide as follows:

       Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

       Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

       Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

       Section 4. References to the Maryland General Corporation Law in this
Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of Investment Advisor.

(a)    Investment Advisor

       During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Fund's investment advisor until February 28, 2000, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking. Effective February 29, 2000, the Fund converted to a feeder fund and has no investment advisor. Bankers Trust Company serves as the investment advisor to the master portfolio in which the Fund invests.

Item 27. Principal Underwriters.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT

       Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc.(formerly known as Flag Investors International Fund, Inc.), Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, Glenmede Fund, Inc. and Glenmede Portfolios.

(b)


Name and Principal        Position and Offices with         Position and Offices
Business Address*         Principal Underwriters            with Registrant
John Y. Keffer            President                         None
Ronald H. Hirsch          Treasurer                         None
Nanette K. Chern          Chief Compliance Officer          None
David I. Goldstein        Secretary                         None
Benjamin L. Niles         Vice President                    None
Frederick Skillin         Assistant Treasurer               None
Marc D. Keffer            Assistant Secretary               None

--------------

*      Two Portland Square
       Portland, Maine 04101

(c)    Not Applicable.

Item 28. Location of Accounts and Records.

       Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland 21202, the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, will maintain physical possession of each such account, book or other document of Registrant except for the records maintained by Bankers Trust Company, 130 Liberty Street, New York, New York 10006 relating to its functions as the Registrant's custodian and the investment advisor to the Master Portfolio, the records maintained by ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101 relating to its functions as the Registrant's distributor. Prior to February 29, 2000, ICCC served as investment advisor and The Glenmede Trust Company at One Liberty Place, 1650 Market Street, Philadelphia, PA 19103, served as sub-advisor to the Registrant and maintain physical possession of relevant records relating to that time period.

       In particular, with respect to the records required by Rule 31a-1(b)(1), ICCC and Bankers Trust Company each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities and Bankers Trust Company also maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

       None.

Item 30. Undertakings.

       Not Applicable.

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 and the Investment Company Act of 1940, the Registrant, FLAG INVESTORS SERIES FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore, and State of Maryland, on the 27th day of February, 2001.

                                FLAG INVESTORS SERIES FUNDS, INC.

                               By:      */s/ Richard T. Hale
                                        --------------------
                                        Richard T. Hale, President and Director

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

NAME                                TITLE                              DATE

/s/ Truman T. Semans*               Chairman and Director      February 27, 2001
---------------------
Truman T. Semans

/s/ Richard R. Burt*                Director                   February 27, 2001
--------------------
Richard R. Burt

/s/ Richard T. Hale*                President and Director     February 27, 2001
--------------------
Richard T. Hale

/s/ Joseph R. Hardiman*             Director                   February 27, 2001
-----------------------
Joseph R. Hardiman

/s/ Louis E. Levy*                  Director                   February 27, 2001
------------------
Louis E. Levy

/s/ Eugene J. Mcdonald*             Director                   February 27, 2001
-----------------------
Eugene J. McDonald

/s/ Rebecca W. Rimel*               Director                   February 27, 2001
---------------------
Rebecca W. Rimel

/s/ Robert H. Wadsworth*            Director                   February 27, 2001
------------------------
Robert H. Wadsworth

/s/ Carl W. Vogt, Esq.*             Director                   February 27, 2001
-----------------------
Carl W. Vogt, Esq.

 /s/ Charles A. Rizzo*              Chief Financial and        February 27, 2001
 ---------------------              Accounting Officer
 Charles A. Rizzo

By:      /s/ Daniel O. Hirsch       Attorney-In-Fact           February 27, 2001
         --------------------
         Daniel O. Hirsch

* By Power of Attorney.

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, INTERNATIONAL EQUITY PORTFOLIO, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 29 to the Registration Statement of Flag Investors Series Funds, Inc. to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, and State of Maryland, on the 27th day of February, 2001.

                    INTERNATIONAL EQUITY PORTFOLIO

                    By:   /s/ John Y. Keffer*
                          ------------------
                          John Y. Keffer, President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities on the date indicated with respect to INTERNATIONAL EQUITY PORTFOLIO:


NAME                                                  TITLE                       DATE
/s/ Daniel O. Hirsch                                  Secretary                   February 27, 2001
--------------------
Daniel O. Hirsch
(Attorney in Fact for the
Persons Listed Below)

/s/ Charles A. Rizzo*                                 Treasurer                   February 27, 2001
---------------------                                 Principal Financial and
Charles A. Rizzo                                      Accounting Officer

/s/ Charles P. Biggar*                                Trustee                     February 27, 2001
----------------------
Charles P. Biggar

/s/ S. Leland Dill*                                   Trustee                     February 27, 2001
-------------------
S. Leland Dill

/s/ Martin J. Gruber*                                 Trustee                     February 27, 2001
---------------------
Martin J. Gruber

/s/ Richard T. Hale*                                  Trustee                     February 27, 2001
--------------------
Richard T. Hale

/s/ Richard J. Herring*                               Trustee                     February 27, 2001
-----------------------
Richard J. Herring

/s/ Bruce E. Langton*                                 Trustee                     February 27, 2001
---------------------
Bruce E. Langton

/s/ Philip Saunders, Jr.*                             Trustee                     February 27, 2001
-------------------------
Philip Saunders, Jr.

/s/ Harry Van Benschoten*                             Trustee                     February 27, 2001
-------------------------
Harry Van Benschoten

*By Power of Attorney

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG FUNDS COMPLEX on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG FUNDS COMPLEX on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

       IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 8th day of September, 1999.


       SIGNATURES                                 TITLE

/s/ John Y. Keffer                    President and Chief Executive Officer of
------------------                    each Trust and Portfolio Trust
John Y. Keffer


/s/ Charles A. Rizzo                  Treasurer (Principal Financial and
--------------------                  Accounting Officer) of each Trust and
Charles A. Rizzo                      Portfolio Trust


/s/ Charles P. Biggar                 Trustee of each Trust and Portfolio Trust
---------------------
Charles P. Biggar


/s/ S. Leland Dill                    Trustee of each Trust and Portfolio Trust
------------------
S. Leland Dill


/s/ Richard T. Hale                   Trustee of each Trust and Portfolio Trust
-------------------
Richard T. Hale


/s/ Richard J. Herring                Trustee of each Trust and Portfolio Trust
----------------------
Richard J. Herring


/s/ Bruce E. Langton                  Trustee of each Trust and Portfolio Trust
--------------------
Bruce E. Langton


/s/ Martin J. Gruber                  Trustee of each Trust and Portfolio Trust
--------------------
Martin J. Gruber


/s/ Philip Saunders, Jr.              Trustee of each Trust and Portfolio Trust
------------------------
Philip Saunders, Jr.


/s/ Harry Van Benschoten              Trustee of each Trust and Portfolio Trust
------------------------
Harry Van Benschoten